UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported) February 11, 2009

XODTEC GROUP USA, INC.
 (Exact name of registrant as specified in charter)

Delaware	000-1421528	06-182-8576
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Room 501 A, 5th Floor, No. 131, Sung Chang Road
Chung Shang District, Taipei City, Taiwan
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(847) 565-9732
 (Registrant's telephone number, including area code)

JJJ1, INC.
420 Lexington Avenue, Suite 2620
New York, NY 10170
(917) 332-7775
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm

i.
On February 11, 2009, Berman & Company, P.A. (“Berman”) was dismissed as independent auditor for the Company.  On February 11, 2009, the Company engaged KCCW Accountancy Corp. (“KCCW”) as its principal independent accountant.  This decision to engage KCCW was ratified by the majority approval of the Board of Directors of the Company.

ii.
Management of the Company has not had any disagreements with Berman related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.  For the most recent fiscal year and any subsequent interim period through Berman’s termination on February 11, 2009, there has been no disagreement between the Company and Berman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Berman would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

iii.	The Company’s Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

iv.
In connection with its review of financial statements through February 11, 2009, other than the disclosure listed in subparagraph (ii), there have been no disagreements with Berman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Berman would have caused them to make reference thereto in their report on the financial statements.

v.	During the most recent audit period and the interim period subsequent to February 11, 2009 there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

vi.
The Company requested that Berman furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

i.
The Company engaged KCCW as its new independent auditors as of February 11, 2009.  Prior to such date, the Company, did not consult with KCCW regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(b)	Exhibits

NUMBER	EXHIBIT
16.1	Letter from Berman & Company, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Xodtec Group USA, Inc.

Dated: February 13, 2009	By: /s/ Yao-ting Su
Yao-ting Su
President, CEO, CFO and Chairman